UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment amends original Form 8-K filed January 5, 2009 to correct exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10(iii)(A).                                Corrected Executive Compensation and Benefits Agreement between Registrant and David L. Webster, dated December 31, 2008.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By:	/s/ Joseph S. Giordano III
Joseph S. Giordano III Chief Financial Officer and Treasurer

Dated: January 5, 2008